                                                                  EXHIBIT 10(nn)

                            CENTERPOINT ENERGY, INC.
                 SUMMARY OF NAMED EXECUTIVE OFFICER COMPENSATION

         The following is a summary of compensation paid to the named executive officers of CenterPoint Energy, Inc. (the "Company"). For additional information regarding the compensation of the named executive officers, please read the definitive proxy statement relating to the Company's 2006 annual meeting of shareholders to be filed pursuant to Regulation 14A and the Company's Current Report on Form 8-K referenced below.

         Base Salary. The following table sets forth the annual base salary of the Company's named executive officers effective April 1, 2006:

                    NAME AND POSITION                     2006 BASE SALARY
                    -----------------                     ----------------
       David M. McClanahan                                    $980,000
       President and Chief Executive Officer

       Gary L. Whitlock                                       $445,000
       Executive Vice President and Chief
       Financial Officer

       Scott E. Rozzell                                       $425,000
       Executive Vice President, General
       Counsel and Corporate Secretary

       Thomas R. Standish                                     $405,000
       Senior Vice President and Group
       President - Regulated Operations

       Byron R. Kelley                                        $313,000
       Senior Vice President and Group
       President and Chief Operating Officer,
       CenterPoint Energy Pipelines and
       Field Services


         Short-Term Incentive Compensation Plan. Annual bonuses are paid to the Company's named executive officers pursuant to the Company's short-term incentive compensation plan, which provides for cash bonuses based on the achievement of certain performance objectives approved in accordance with the terms of the plan at the commencement of the year. Information regarding performance goals for the named executive officers for 2006 is contained in the Company's Current Report on Form 8-K dated February 22, 2006.

         Long-Term Incentive Compensation. Under the Company's long-term incentive plan, the Company's named executive officers may receive grants of (i) stock option awards, (ii) performance share awards, (iii) performance unit awards and/or (iv) stock awards. Information regarding the terms of certain grants pursuant to the Company's long-term incentive plan is contained in the Company's Current Report on Form 8-K dated February 22, 2006.